UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2012

PLANAR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1195 NW Compton Drive

Beaverton, Oregon 97006

(503) 748-1100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 27, 2012, Planar Systems, Inc. (the “Company”) entered into an agreement (the “Agreement”) with Red Oak Partners, LLC, a New York limited liability company, and certain of its affiliates named in the Agreement (“Red Oak”). The Agreement reflects the agreement of the parties with respect to: the Company’s nominees for election to the Company’s Board of Directors (the “Board”) at the Company’s 2012 Annual Meeting of Shareholders (the “2012 Annual Meeting”), which such nominees will be Gerald K. Perkel, an incumbent Board member and the Company’s President and CEO, and David Sandberg, an affiliate of Red Oak; certain matters relating to the Board’s committees, including the appointment of Mr. Sandberg to certain Board committees; and, a proposed amendment to the Company’s Articles of Incorporation to eliminate the classified structure of the Company’s Board (the “Articles Amendment”) to be considered for approval by shareholders at the 2012 Annual Meeting. Red Oak has agreed to vote in favor of all of the matters to be acted upon at the 2012 Annual Meeting, as have each of the Company’s directors and executive officers. Subject to approval of the Articles Amendment at the 2012 Annual Meeting, each director and nominee whose current or prospective term extends beyond the 2013 Annual Meeting of Shareholders (the “2013 Annual Meeting”) has agreed to resign from the remainder of his term effective at the 2013 Annual Meeting in order to permit each person elected to the Board at the 2013 Annual Meeting to be elected for a one-year term. The Agreement also provides that during the period ending immediately after the Company’s 2013 Annual Meeting of Shareholders, except under certain circumstances and with respect to certain matters, Red Oak will refrain from taking certain actions with respect to the Company, including, offering, proposing or participating in any acquisition, business combination or other extraordinary transaction, or engaging in any proxy solicitation, other than with respect to the election of directors. The foregoing description of the Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

10.1	Agreement by and among Planar Systems, Inc. and Red Oak Partners, LLC, a New York limited liability company, and certain of its affiliates named in the Agreement, dated January 27, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 27, 2012.

PLANAR SYSTEMS, INC.
(Registrant)

By	/s/ Gerald K. Perkel
Gerald K. Perkel,
President and Chief Executive Officer